Economic Context Where the Group's Operates	12 Months Ended
Dec. 31, 2022
Disclosure of economic context [Abstract]
Economic Context Where the Group's Operates

NOTE 53. ECONOMIC CONTEXT WHERE THE GROUP OPERATES
The Group operates in a complex economic context, both in the national and international spheres.
In recent months, the behavior of international markets continued to be affected by Russia's invasion of Ukraine, the fluctuations in commodity prices, the intensification of inflationary pressures that generalized interest rate hikes, the zero COVID policies in China, among others. Consequently, global economic activity began to show negative variations in some indicators of developed countries, and growth projections were cut compared to those forecast months ago. The new international scenario seems to be converging towards a scenario of more moderate economic growth with tightening financial conditions, but with less inflationary pressure on the supply side, given the reduction in the cost of international freight and the process of normalization of shipping times. production chains. However, the prices of some raw materials maintain high volatility and inflation shows a more inertial component that affects the bulk of goods and services in world economies. Along these lines, the United States Federal Reserve continued with the process of raising the reference interest rate and reducing its balance (quantitative tightening). In December there was a 50 bps rise in the interest rate, raising it to the 4%-4.50% range, in what represents the most aggressive adjustment since the 1980s. According to the projections of the members of the entity's monetary policy committee, by the end of 2023 the reference interest rate would be located at 5.125% and in the coming months the quantitative tightening rhythm of US$95 billion per month would be maintained.
In the case of Argentina, activity continued to recover, although at a slower pace than in 2021 (the year in which it had expanded 10.4%). According to the Monthly Estimator of Economic Activity published by the National Institute of Statistics and Census, the economy accumulated growth of 5.2% in 2022, despite the fact that in December it showed its first drop in almost two years (-1.2% year-on-year).
At the beginning of March 2022, it was announced that the Government and the International Monetary Fund had reached an agreement: an Extended Facilities Program for around US$45,000 million, lasting two and a half years. The disbursements will be used to meet the different capital maturities of the 2018 Stand-By Agreement. Said transfers will be subject to compliance with a series of requirements, including a ceiling on the primary deficit, limits on financing from the Central Bank to the Treasury, a maximum to the sold position of futures of the Central Bank and a floor of accumulation of Net Reserves. The first three revisions of the Agreement were approved, so that in 2022 the IMF disbursed around US$23.5 billion. Throughout the year, some quantitative targets were revised to adapt to an international context marked by Russia's invasion of Ukraine and the acceleration of inflation derived from it. Currently, the Government is in dialogue with the Monetary Fund to modify the target for the accumulation of Net Reserves for the first quarter of 2023. Likewise, during March the revision corresponding to the fourth quarter of 2022 would be published, compliance with which depends on the next disbursement of the International organization.
In 2022, the Non-Financial Public Sector accumulated a primary deficit of Ps.1,955,141 million (2.4% of GDP). The red was covered, on the one hand, thanks to the placement of debt by the Treasury and, on the other, with monetary assistance from the Argentine Central Bank. In this period, total income grew 75.7% year-on-year, driven by property income (which was limited in the Agreement with the IMF to 0.3% of GDP for all of 2022). Meanwhile, primary spending expanded 70.5%, supported by capital spending, which grew 104.7%. Other items such as current transfers to provinces (+54.1% in 2022) and economic subsidies (+54.9%) contained the expansion of spending. The 2022 deficit was below the quantitative goal of Ps.2,015,700 million, established in the Extended Facilities Program, so the fiscal objective for the fourth quarter would have been met.
In January 2023, the Non-financial Public Sector showed a primary deficit of Ps. 203,938 million (0.12% of GDP), as a result of an acceleration in real spending, which grew in real terms compared to the same month in 2022, and the real fall experienced by the total income. To meet the current fiscal goal for the first quarter. the primary deficit has a ceiling of Ps.237,562 million in the February-March two-month period.
During the fourth quarter of 2022, the International Reserves increased by US$6,973 million compared to the end of September of last year. The rise was explained by a net inflow of foreign currency for US$4,756 million from disbursements from Multilateral Organizations, mainly to the IMF; due to Other factors that implied an income of US$793 million; a minimum cash recovery of US$ 1,047 million; and for the purchase and sale of foreign currency to the private sector for US$817 million. Purchases were particularly concentrated in December (US$1,988 million), the month in which the relaunch of the Export Increase Program was in force.
In the first two months of 2023, the International Reserves fell by US$5,553 million, due to the sale of foreign currency to the private sector, payment of principal maturities and interest to the International Monetary Fund and foreign currency debt holders, and repurchase by the Treasury of sovereign bonds.
The rate of variation of the exchange rate accelerated during the fourth quarter of 2022, going from a monthly rate of 6.2% towards the end of September 2022 to one of 6.7% at the end of December 2022. However, in January and February 2023, the exchange rate slowed down and advanced by an average of 5.4% and 5.3% per month, respectively.
In 2022, the Argentine Central Bank raised the interest rate of Liquidity Bills (LELIQ) through successive increases, taking the rate from 38% to 75%. Likewise, the monetary entity raised the minimum limits of interest rates on time deposits of individuals, establishing a new base of 75% per year, while for the rest of the sectors the minimum rate was located at 66.5%. Additionally, in the context of volatility in the public debt market, which became evident as of June, the Argentine Central Bank began to offer financial institutions a put option on the National Government Securities awarded from July 2022 and that expire before December 31, 2023. This measure seeks to reduce the volatility of the prices of Treasury instruments and provide entities with new tools to manage their liquidity.
The financial sector has significant exposure to the Argentine public sector, through rights, government securities, loans and other assets.
The context of volatility and uncertainty continues as of the issuance date of these condensed consolidated interim financial statements.The Group’s Management permanently monitors the evolution of the variables that affect their business to define their course of action and identify the potential impacts on their equity and financial position. These consolidated financial statements must be read in the light of these circumstances.